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                                                       10f-3 Transaction Reports








                                                      Proposed Resolution of the
                                                         Board of Directors of
                                                        The Vantagepoint Funds

                                                              May 3,2002



                                                     APPROVAL OF RULE l0f-3 TRADES


              Resolved,  that a majority of the  Directors of The  Vantagepoint  Funds (the  Fund),  including a majority of those Directors who are not interested  persons of the Fund (as that term is defined in the Investment Company Act of
       1940), find that the transactions  effected pursuant to Rule l0f-3 promulgated under the 1940 Act, as described at this meeting,  be, and hereby are, in compliance with the Rule l0f-3  procedures  adopted by the Board of Directors for each series of the Fund.
















                                                        The Vantagepoint Funds

                                                    Record of Securities Purchased

                                                    Under the Rule 10f-3 Procedures



1.     Name of purchasing fund:     Aggressive Opportunities Fund

2.     Issuer:    Travelers

3.     Date of purchase:          3/21/02

4.     Underwriter from whom purchased:             Salomon Smith Barney

5.     Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures)
       managing or participating in syndicate (attach list of all members of syndicate):    SG Cowen



6.     Aggregate principal amount of purchase:              7,000,000

7.     Aggregate principal amount of offering:              210,00,000

8.     Purchase price (Net of fees and expenses):        $18.50

9.     Date offering commenced:         3/22/02

10.    Offering price at close of first full business day on which any sales are made:   $19.56



11.    Commission, spread or profit:      $0.74 (full concession)

12.    Have the following conditions been satisfied:

                                                                                                Yes:        No:

  a)   Registered. Public Offerings: The securities are a part of an issue registered
       under the Securities Act of 1933, which is being offered to the public:                    X         ___

  b)   Municipal Securities: The securities (i) are "municipal securities" as defined in
       Section 3(a)(29) of the Securities Exchange Act of 1934; (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has
       received one of the three highest ratings from at least one such rating service.          N/A        ___






                                                                                                   Yes:           No:

 c)    Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section 2(a)(50) of the 1940 Act, in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
       Domestic Issuer (a) it has a class of securities registered pursuant to section
       12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section
       15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section l3(a) or l5(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter
       period that the issuer was required to file such material),                                  N/A       ___

 d)    Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1933 Act, Rule 144A thereunder, or Rules 501- 508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule l44(a)(l); and (iii) the securities are
       eligible for resale to other qualified institutional buyers pursuant to Rule 144A.           N/A       ___

 e)    In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three years
       (including the operations of predecessors).                                                   X        ___

f)     The purchase price paid did not exceed the offering price at the close of the first full business day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on
       which the rights offering terminated).                                                        X        ___

 g)    The underwriting was a firm commitment underwriting.                                          X        ___

 h)    The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same
       period.                                                                                       X        ___

 i)    The amount of such securities of any class of such issue purchased by all of the
       Portfolios and investment companies advised by the Adviser did not exceed
       25% of the principal amount of the offering of such class or if purchased in a
       Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in Rule 144A(a)(l) plus (ii) the
       principal amount of the offering of such class in any concurrent public offering.             X        ___

 j)    No Affiliated Underwriter was a direct or indirect participant or benefited
       directly or indirectly from, the purchase.                                                  Yes        ___
Approved:    /s/ Ray P. Dutcher
                                                           Date:  4/22/02
Board of Directors Review Date:

























                                                        The Vantagepoint Funds

                                                    Record of Securities Purchased

                                                    Under the Rule 10f-3 Procedures


1.     Name of purchasing fund:                  Vantagepoint Income Preservation Fund

2.     Issuer:                         SPRINT CAPITAL CORP 144A          (852060AQ5)

3.     Date of purchase:                            March 8, 2002

4.     Underwriter from whom purchased:                    UBS Warburg

5.     Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures)
       managing or participating in syndicate (attach list of all members of syndicate):
                                                 Deutsche Banc Alex Brown Inc

6.     Aggregate principal amount of purchase:                         1,500,000

7.     Aggregate principal amount of offering:                         2,000,000,000

8.     Purchase price (Net of fees and expenses):                      $1,491,645   ($99.443)

9.     Date offering commenced:                                   March 8, 2002

10.    Offering price at close of first full business day on which any sales are made:

                                                                  $99.443

11.    Commission, spread or profit:      $             SPR @ ISS 307.0 vs T 5.375 02/31

12.    Have the following conditions been satisfied:

                                                                                                         Yes:      No:

  a)   Registered Public Offerings: The securities are a part of an issue registered
       under the Securities Act of 1933, which is being offered to the public:                            NA       NA

  b)   Municipal Securities: The securities (i) are "municipal securities" as defined in
       Section 3(a)(29) of the Securities Exchange Act of 1934; (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has
       received one of the three highest ratings from at least one such rating service.                   NA       NA

 c)    Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation









                                                                                                        Yes:       No:

       by a "foreign financial regulatory authority," as defined in Section 2(a)(50) of the 1940 Act, in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
       Domestic Issuer (a) it has a class of securities registered pursuant to section
       12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section
       15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section l3(a) or l5(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter
       period that the issuer was required to file such material),                                       NA        NA

 d)    Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1933 Act, Rule 144A thereunder, or Rules 501- 508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule l44(a)(l); and (iii) the securities are
       eligible for resale to other qualified institutional buyers pursuant to Rule 144A.                 X        ___

 e)    In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three years
       (including the operations of predecessors).                                                        X        ___

f)     The purchase price paid did not exceed the offering price at the close of the first full business day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on
       which the rights offering terminated).                                                             X        ___

 g)    The underwriting was a firm commitment underwriting.                                               X        ___

 h)    The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same
       period.                                                                                            X        ___

 i)    The amount of such securities of any class of such issue purchased by all of the
       Portfolios and investment companies advised by the Adviser did not exceed
       25% of the principal amount of the offering of such class or if purchased in a
       Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in Rule 144A(a)(l) plus (ii) the
       principal amount of the offering of such class in any concurrent public offering.                  X        ___

 j)    No Affiliated Underwriter was a direct or indirect participant or benefited
       directly or indirectly from, the purchase.                                                        X         ___





Approved:   /s/ Jennifer Durham                   Date:          4/22/02

Board of Directors Review Date:
















                                                        The Vantagepoint Funds

                                                    Record of Securities Purchased

                                                    Under the Rule 10f-3 Procedures


1.     Name of purchasing fund:                  Vantagepoint Income Preservation

2.     Issuer:          Devon Energy Corp. (Devon Energy 7.95000% 04/15/32)

3.     Date of purchase:                   03/20/02

4.     Underwriter from whom purchased:                    UBS Warburg

5.     Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures)
       managing or participating in syndicate (attach list of all members of syndicate):
                     Deutsche Banc, Credit Lyonnais

6.     Aggregate principal amount of purchase:                         $370,000

7.     Aggregate principal amount of offering:                         $1 Billion

8.     Purchase price (Net of fees and expenses):                      $99.481

9.     Date offering commenced:                               03/20/02

10.    Offering price at close of first full business day on which any sales are made:

                                                        $100.00

11.    Commission, spread or profit:
       $          1,920.3

12.    Have the following conditions been satisfied:

                                                                                                        Yes:      No:

  k)   Registered Public Offerings: The securities are a part of an issue registered
       under the Securities Act of 1933, which is being offered to the public:                            X      ___

  l)   Municipal Securities: The securities (i) are "municipal securities" as defined in
       Section 3(a)(29) of the Securities Exchange Act of 1934; (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has
       received one of the three highest ratings from at least one such rating service.                 ____        X








                                                                                                        Yes:      No:

 m)    Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section 2(a)(50) of the 1940 Act, in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
       Domestic Issuer (a) it has a class of securities registered pursuant to section
       12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section
       15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section l3(a) or l5(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter
       period that the issuer was required to file such material).                                      ____        X

 n)    Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1933 Act, Rule 144A thereunder, or Rules 501- 508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule l44(a)(l); and (iii) the securities are
       eligible for resale to other qualified institutional buyers pursuant to Rule 144A.               ____        X

 o)    In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three years
       (including the operations of predecessors).                                                        X       ___

 p)    The purchase price paid did not exceed the offering price at the close of the first full business day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on
       which the rights offering terminated).                                                             X       ___

 q)    The underwriting was a firm commitment underwriting.                                               X       ___

 r)    The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same
       period.                                                                                            X       ___

 s)    The amount of such securities of any class of such issue purchased by all of the
       Portfolios and investment companies advised by the Adviser did not exceed
       25% of the principal amount of the offering of such class or if purchased in a
       Rule 144A Offering, 25% of the total of(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in Rule 144A(a)(1) plus (ii) the




                                                                                                        Yes:       No:

       qualified institutional buyers as defined in Rule 144A(a)(l) plus (ii) the
       principal amount of the offering of such class in any concurrent public offering.                  X       ___

 t)    No Affiliated Underwriter was a direct or indirect participant or benefited
       directly or indirectly from, the purchase.      ***Please see below                               NA       ___
***Wellington Management Company LLP certifies that the listed transaction was made in compliance with Rule 10f-3 Procedures approved by the Board of the Vantagepoint Funds and that to the best of our knowledge, upon reasonable inquiry, no affiliated brokers received a direct or indirect benefit from the trade.


Approved:  /s/  Sean P. Kelly                                           Date:   April 23, 2002

Board of Directors Review Date:






















                                                          Attachment: Item 5


Re: Devon Energy Corp. MTN  7.95%  04/15/32

                                                                                               Amount
Joint Lead Managers   Books                          Banc of America Securities LLC            327500
                                                     UBS Warburg                               327500

Co-Managers                                          ABN Amro                                   37500
                                                     BMO Nesbitt Burns Inc.                     37500
                                                     Credit Suisse First Boston Corp.           37500
                                                     Deutsche Bank (US)                         37500
                                                     J.P. Morgan Securities                     37500
                                                     RBC Dominion Securities                    37500
                                                     Salomon Smith Barney                       37500
                                                     Wachovia Securities Inc.                   37500

Jr Co-Managers                                       BNY Capital Markets                        15000
                                                     Credit Lyonnais Securities (USA)           15000
                                                     Tokyo-Mitsubishi International PLC         15000



























                                                        The Vantagepoint Funds

                                                    Record of Securities Purchased

                                                    Under the Rule 10f-3 Procedures


1.     Name of purchasing fund:                  Vantagepoint Income Preservation

2.     Issuer:            El Paso Corp. (El Paso Corp MTN 7.75  01/15/32)

3.     Date of purchase:                    01/8/02

4.     Underwriter from whom purchased:                    Banc of America Securities

5.     Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures)
       managing or participating in syndicate (attach list of all members of syndicate):
                     BNP Paribas, Credit Lyonnais SA

6.     Aggregate principal amount of purchase:                         $416,514

7.     Aggregate principal amount of offering:                         $1.1 Billion

8.     Purchase price (Net of fees and expenses):                      $99.17

9.     Date offering commenced:                               01/08/02

10.    Offering price at close of first full business day on which any sales are made:

                                                        $99.85

11.    Commission, spread or profit:      $       3,486

12.    Have the following conditions been satisfied:

                                                                                                        Yes:       No:

  a)   Registered. Public Offerings: The securities are a part of an issue registered
       under the Securities Act of 1933, which is being offered to the public:                            X       ___

  b)   Municipal Securities: The securities (i) are "municipal securities" as defined in
       Section 3(a)(29) of the Securities Exchange Act of 1934; (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has
       received one of the three highest ratings from at least one such rating service.                 ____         X








                                                                                                        Yes:      No:

 c)    Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section 2(a)(50) of the 1940 Act, in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
       Domestic Issuer (a) it has a class of securities registered pursuant to section
       12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section
       15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section l3(a) or l5(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter
       period that the issuer was required to file such material).                                     ____        X

 d)    Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1933 Act, Rule 144A thereunder, or Rules 501- 508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule l44(a)(l); and (iii) the securities are
       eligible for resale to other qualified institutional buyers pursuant to Rule 144A.               ____        X

 e)    In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three years
       (including the operations of predecessors).                                                        X       ___

 f)    The purchase price paid did not exceed the offering price at the close of the first full business day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on
       which the rights offering terminated).                                                             X       ___

 g)    The underwriting was a firm commitment underwriting.                                               X       ___

 h)    The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same
       period.                                                                                            X       ___

 i)    The amount of such securities of any class of such issue purchased by all of the
       Portfolios and investment companies advised by the Adviser did not exceed
       25% of the principal amount of the offering of such class or if purchased in a
       Rule 144A Offering, 25% of the total of(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in Rule 144A(a)(l) plus (ii) the
       principal amount of the offering of such class in any concurrent public offering.                  X       ___






                                                                                                        Yes:      No:

 j)    No Affiliated Underwriter was a direct or indirect participant or benefited
       directly or indirectly from, the purchase.      ***Please see below                               NA       ___
***Wellington Management Company LLP certifies that the listed transaction was made in compliance with Rule 10f-3 Procedures approved by the Board of the Vantagepoint Funds and that to the best of our knowledge, upon reasonable inquiry, no affiliated brokers received a direct or indirect benefit from the trade.



Approved:  /s/ Sean P. Kelly                                             Date:    April 23, 2002

Board of Directors Review Date:


















                                                          Attachment: Item 5



Re: El Paso Corp. MTN   7.75   01/15/32


                                                                                              Amount
Joint Lead Managers-Books                            Banc of America Securities LLC           550000

Joint Lead Managers                                  ABN Amro                                 137500
                                                     BNP Paribas                              137500
                                                     Credit Lyonnais Securities (USA)         137500
                                                     J.P. Morgan Securities                   137500








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